SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 1 TO
CURRENT REPORT ON

FORM 8-K/A

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported) June 9, 2003 (May 30, 2003)

SKYWEST, INC. EMPLOYEES RETIREMENT PLAN

(Exact name of registrant specified in its charter)

Utah	000-14719	87-0292166
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification no.)

444 SOUTH RIVER ROAD ST. GEORGE, UTAH		84790
(Address of principal executive offices)		(Zip code)

(435) 634-3000
(Registrant’s telephone number, including area code)

REASON FOR AMENDMENT

This Amendment No. 1 to Current Report on Form 8-K/A amends and restates in its entirety the Current Report on Form 8-K dated June 3, 2003 and filed by SkyWest, Inc. Employees Retirement Plan. This Amendment is being filed for the purpose of filing with the Securities and Exchange Commission the final letter from KPMG LLP identified below and filed herewith as Exhibit 16.1. The letter from KPMG LLP filed herewith as Exhibit 16.1 amends and supercedes the KPMG LLP letter attached as Exhibit 16.1 to the previously filed Current Report on Form 8-K dated June 3, 2003.

ITEM 4.  CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANTS

On May 30, 2003, the SkyWest, Inc. Employees Retirement Plan (the “Plan”) dismissed its independent auditor, KPMG LLP (“KPMG”), and appointed Ernst & Young LLP as its new independent auditor, effective immediately.  The action was approved by the Plan’s Trustees.  KPMG LLP was appointed as the independent auditor of the Plan on June 24, 2002, after the dismissal of Arthur Andersen LLP (“Arthur Andersen”).

During the plan year ended December 31, 2001, and the subsequent interim period through June 24, 2002, there was no disagreement between the Plan and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, which disagreement, if not resolved to Arthur Andersen’s satisfaction, would have caused Arthur Andersen to make reference to the subject matter of such disagreement in connection with its report, and there occurred no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission.  The audit report of Arthur Andersen (for the plan year ended December 31, 2000) on the financial statements of the Plan did not contain an adverse opinion or disclaimer of opinion, nor was that audit report qualified or modified as to uncertainty, audit scope or accounting principles.

During the period from June 24, 2002 through the date of this report, there was no disagreement between the Plan and KPMG on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, which disagreement, if not resolved to KPMG’s satisfaction, would have caused KPMG to make reference to the subject matter of such disagreement in connection with its report, and there occurred no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission.  The audit report of KPMG (for the plan year ended December 31, 2001) on the financial statements of the Plan did not contain an adverse opinion or disclaimer of opinion, nor was that audit report qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent plan years ended December 31, 2002 and 2001, and the subsequent interim period through the date of this report, the Plan did not consult with Ernst & Young LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

The Plan provided a copy of the foregoing disclosures to KPMG prior to the date of filing this report.  A copy of KPMG’s letter setting forth its response to this report (as required by Item 304 (a) (3) of Regulation S-K) is filed herewith as Exhibit 16.1 to this report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

Exhibit No.	Description

16.1	Letter from KPMG, LLP, dated June 5, 2003, to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Plan has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SKYWEST, INC. EMPLOYEES RETIREMENT PLAN

	By	/s/ Michael J. Kraupp
Trustee

Dated: June 9, 2003